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Exhibit 99.4


Certification pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Norstar Group Inc (the "Company") of Form 10-QSB for the fiscal period ending March 31, 2003 as filed with the Securities and Exchange Commission on the May 15, 2003 (the "Report"), I, Andrew
S. Peck, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to ss 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Andrew S. Peck
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Andrew S. Peck
Chief Financial Officer,
Norstar Group, Inc.
May 15, 2003